EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Vighnesh Dobale, Chief Executive Officer of BMP AI Technologies, Inc. (the “Registrant”), hereby certify that, to my knowledge:

1.	The Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 1, 2026

/s/ Vighnesh Dobale
Principal Executive Officer